UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2012

Lapolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas  77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
SEPTEMBER 1, 2010

(i)

Index

SECTION 1 – R EGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

(a)	Enhanced Note Purchase Agreement

On June 29, 2012, Lapolla Industries, Inc. (the “Company”) and Enhanced Jobs for Texas Fund, LLC (“Enhanced Jobs for Texas”) and Enhanced Capital Texas Fund, LP (“Enhanced Texas Fund”), entered into a Note Purchase Agreement for $4.4 Million Subordinated Secured Variable Rate Notes due June 29, 2014 (the “Note Purchase Agreement”). Subject to the terms and conditions of the Note Purchase Agreement, the Company authorized the sale and issuance to the subordinated secured promissory notes issued by the Company in the aggregate principal amount of $4,400,000 as of June 29, 2012, to mature on June 29, 2014, of which $2.2 Million was with Enhanced Jobs for Texas and $2.2 Million was with Enhanced Texas Fund (collectively, the “Enhanced Notes”). Repayment of the aggregate outstanding principal amount of the Enhanced Notes is at the rate of $53,333 per month from October 31, 2012 through June 30, 2013, $150,000 per month from July 2013 through May 31, 2014, and $2,270,000 on June 30, 2014. Interest on the Enhanced Notes is at a rate equal to 10.0% per annum from June 29, 2012 until December 31, 2012, 10.75% per annum from January 1, 2013 until March 31, 2013, and at a rate 0.75% higher each quarter thereafter until June 29, 2014, and an additional rate of 2.0% per annum from June 29, 2012 through June 29, 2014 on the principal balance of the Enhanced Notes on each monthly payment date, with the default interest rate 6% higher. The Company is required in the event of a liquidity event, to prepay any outstanding balance under the Enhanced Notes, plus accrued interest, the net proceeds arising from a casualty event, the net proceeds arising from an asset disposition, and the amounts paid to the Company pursuant to the issuance of capital stock (other than permitted issuances) or indebtedness (other than permitted indebtedness) following June 29, 2012. The Company has the right to prepay the Enhanced Notes, in whole or in part, at any time and from time to time from after June 29, 2012.  Each prepayment of the Enhanced Notes is without premium or penalty. The Company also entered into a security agreement with the Note Purchase Agreement providing for a second lien on all assets of the corporation after Bank of America, which has a first lien on all asset of the corporation. Refer to Exhibits 10.1 through 10.4 for the complete text of the Note Purchase Agreement, Enhanced Notes, and Security Agreement.

(b)	Kurtz Guaranty Agreement

In connection with Item (a) above, Richard J. Kurtz, Chairman of the Board and majority stockholder of the Company (the “Guarantor”), entered into a Guaranty Agreement of even date with Enhanced Texas Fund, as agent under the Note Purchase Agreement, to secure the Company’s performance under the Note Purchase Agreement.  The Company, in exchange for Guarantor’s personal guarantee of the obligations under the Note Purchase Agreement, issued Guarantor 5 Million shares of restricted common stock, par value $.01, which vests monthly on a pro rata basis over the two year term of the Note Purchase Agreement (the “Shares”). The Shares were valued at $.27 per share, which was the closing price of the Company common stock as quoted on the OTC Markets on the day preceding (June 28, 2012) the closing date of June 29, 2012, for an aggregate amount of $1,350,000. Refer to Exhibit 10.5 for the complete text of the Guaranty Agreement.

(c)	Bank of America Loan and Security Agreement Amendment

In connection with Item (a) above, the Company and Bank of America, N.A. (the “Senior Lender”) entered a Seventh Amendment of even date (the “Amendment”) to that certain Loan and Security Agreement dated August 31, 2010 (the “Loan Agreement”). Effective as of June 29, 2012, Section 1.1 of the Loan Agreement was amended and restated to redefine the “Basic Reserve” as an amount, determined as of any day, equal to (a) on any day prior to the fixed charge coverage ratio (the “FCCR”) satisfaction date, $250,000, and (b) on any day on or after the FCCR satisfaction date, $0, and extend the revolver termination date to March 31, 2014. In addition, new definitions were added to define: (a) the “FCCR Satisfaction Date” as the day that is 3 business days following the business day on which the Company delivers to the Senior Lender its financial statements for a calendar month demonstrating that the FCCR, as of the last day of such calendar month, was equal to or greater than 1.0 to 1.0 and provide for executive officer certification of same; (b) “Subordinated Term Debt” as the principal amount of $4,400,000 under the certain Note Purchase Agreement (described above); and (c) “Subordinated Term Debt Intercreditor Agreement” of even date among the Senior Lender, Company, and Enhanced Texas Fund, as junior agent. Moreover, Section 10.2.2, in relevant part, added a new subsection (k) for liens securing the Subordinated Term Debt, provided, that such liens are subordinated to Senior Lender’s liens under the Loan Agreement pursuant to the Subordinated Term Debt Intercreditor Agreement.  Effective as of April 1, 2012, Section 10.3.2 of the Loan Agreement was amended and restated to reserve status, and as of June 29, 2012, Section 10.3.2 was amended and restated to add a FCCR provision providing if availability (a) is less than $1,250,000 on any 3 consecutive days or (b) is less than $1,000,000 on any day, then, as of the last day of the preceding calendar month and as of the last day of each calendar month thereafter, maintain a FCCR, tested monthly as of the last day of the calendar month for the most recently completed twelve calendar months, of at least 1.0 to 1.0. Refer to Exhibit 10.6 for the complete text of the Amendment.

Index

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation

On June 29, 2012, the Company borrowed pursuant to the Note Purchase Agreement described in Section 1.01 above, $4.4 Million.  Refer to Section 1.01 (a) for complete details.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Index of Exhibits.

Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2012	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

Index

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Note Purchase Agreement between Lapolla and Bank of America dated June 29, 2012.
10.2	Promissory Note between Lapolla and Enhanced Jobs for Texas Fund, LLC dated June 29, 2012.
10.3	Promissory Note between Lapolla and Enhanced Capital Texas Fund, LP dated June 29, 2012.
10.4	Security Agreement between Lapolla and Enhanced Capital Texas Fund, LP dated June 29, 2012.
10.5	Guaranty Agreement between Richard J. Kurtz and Enhanced Capital Texas Fund, LP dated June 29, 2012.
10.6	Seventh Amendment dated June 29, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A.